Dividends	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Dividends
45	Dividends
No dividend was paid by the Company during the years ended December 31, 2020 and 2021. On November 8, 2021, the Company’s board of directors approved an annual cash dividend policy. Under the policy, starting from 2022, the Company would declare and distribute a recurring cash dividend at an amount range from 20% to 40% of the consolidated net profit in the previous fiscal year. Whether to make dividend distributions and the exact amount of such distributions in any particular year would be based upon the Company’s operations and earnings, cash flow, financial condition and other relevant factors, and subject to adjustment and determination by the board of directors. On August 3, 2022, the Company’s board of directors approved a semi-annual cash dividend policy to replace its existing dividend policy.
On March 7, 2022, the Company’s board of directors approved and declared a cash dividend of USD0.68 per ordinary share based on the Company’s outstanding shares to shareholders on record as of the close of trading on the New York Stock Exchange on April 8, 2022, which amounting to 1,144,226,418 shares. This annual dividend was paid in April 2022.
On August 3, 2022, the Company’s board of directors approved an interm cash dividend of USD0.34 per ordinary share for the six-month
period ended June 30, 2022, based on the Company’s outstanding shares to shareholders on record as of the close of trading on the New York Stock Exchange on October 13, 2022, which amounting to 1,145,926,797 shares. The interim dividend was paid in October 2022.
The dividend declaration triggered an anti-dilution adjustment to the conversion price and the adjusted conversion prices of Notes and optionally convertible promissory notes were USD13.45 and USD28.33 per ordinary share respectively following the dividend declarations.